UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 12, 2006

BALLISTIC RECOVERY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300 Airport Road

South St. Paul, Minnesota 55401

(Address of principal executive offices)(Zip Code)

(651) 457-7491

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                                          Termination of a Material Definitive Agreement.

On September 12, 2006, Ballistic Recovery Systems, Inc. (the “Company”) formally terminated that certain Buy-Sell Agreement dated May 6, 1993 by and between the Company, the Darrel D. Brandt Profit Sharing Plan and Darrell Brandt, a director of the Company.  The termination of such agreement was a condition to the purchase by Mr. Brandt in June 2006 of certain equity securities of the Company.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2006, the Company’s Board of Directors named current Chief Executive Officer, Larry Williams, to the Board of Directors.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits

The Company’s Press Release dated September 14, 2006 is attached hereto and incorporated herein by reference to Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC REVOERY SYSTEMS, INC

Date: September 15, 2006	By:	/s/	Don Hedquist
Don Hedquist , Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated September 14, 2006